UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 26, 2013

SHINER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33960	98-0507398
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

19/F, Didu Building, Pearl River Plaza,
No. 2 North Longkun Road
Haikou, Hainan Province, 570125
People’s Republic of China
(Address of Principal Executive Offices)

(+86) 898 6858 1104
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 26, 2013, Shiner International, Inc., a Nevada Corporation (the "Company") issued a press release announcing its financial results for its fourth quarter and year ended December 31, 2012. A copy of the press release is hereby furnished as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Current Report on Form 8-K, the information contained in this Report and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Description
No.
99.1	Press Release, dated March 26, 2013

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHINER INTERNATIONAL, INC.

Dated: March 29, 2013	By: /s/ Qingtao Xing
Qingtao Xing
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
No.
99.1	Press Release, dated March 26, 2013